Rule 497(e)

Registration Nos. 333-178767 and 811-22652

First Trust Variable Insurance Trust

(the “Trust”)

First Trust Capital Strength® Hedged Equity Portfolio

(the “Fund”)

Supplement To the Fund’s Statement of Additional Information

Dated August 13, 2025

Notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, the second paragraph of the section entitled “Sub-Advisor – The Sub-Advisory Agreement” in the Fund’s Statement of Additional Information is replaced in its entirety with the following:

Pursuant to the Sub-Advisory Agreement, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees. The Sub-Advisor’s fees are paid by the Advisor out of the Advisor’s management fee. For the Fund, the Sub-Advisor receives a sub-advisory fee equal to 0.20% of the Fund’s average daily net assets.

Please Keep this Supplement with Your Fund
Statement of Additional Information for Future Reference